Exhibit 10.8.2

EXHIBIT A

JOINDER TO STOCKHOLDERS AGREEMENT

October 14, 2021

This Joinder Agreement (this “Joinder Agreement”) is made as of the date written above by the undersigned (the “Joining Party”) in accordance with Section 2.01 of the Amended and Restated Stockholders Agreement, dated as of June 25, 2018 (the “A&R Stockholders Agreement”) by and among OneMain Holdings Inc. and OMH Holdings, L.P., as the same may be amended from time to time. Capitalized terms used, but not defined, herein shall have the respective meanings ascribed to such terms in the A&R Stockholders Agreement.

The Joining Party hereby acknowledges, agrees and confirms that, by its execution of this Joinder Agreement, the Joining Party shall become a party to the A&R Stockholders Agreement as of the date hereof, shall be bound by and shall fully comply with the terms thereof, and shall have all of the rights and obligations of a “Stockholder” thereunder, as if it had executed the A&R Stockholders Agreement.

UNIFORM INVESTCO SUB L.P.

By:Uniform InvestCo GP LLC, its general partner

By:    Värde Partners, Inc., its manager

By:    /s/ Aneek Mamik     Name: Aneek Mamik
Title: Senior Managing Director